                                                                  Exhibit 24(a)

                               POWER OF ATTORNEY

     WHEREAS, Salomon Inc proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, a Registration Statement to register securities, including, without limitation, debt securities, index warrants, preferred stock, depository shares, junior subordinated debt securities and guarantees of Trust Preferred Securities.

     NOW, THEREFORE, I, in my capacity as a director of Salomon Inc, hereby appoint Dennis Sullivan, Bradley Jay Gans and Arnold S. Olshin and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a director of Salomon Inc, said Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, I have executed this instrument this 27 day of October, 1997.



                                        /s/ Gedale B. Horowitz
                                        ________________________________
                                        Gedale B. Horowitz

                               POWER OF ATTORNEY

     WHEREAS, Salomon Inc proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, a Registration Statement to register securities, including, without limitation, debt securities, index warrants, preferred stock, depository shares, junior subordinated debt securities and guarantees of Trust Preferred Securities.

     NOW, THEREFORE, I, in my capacity as a director of Salomon Inc, hereby appoint Dennis Sullivan, Bradley Jay Gans and Arnold S. Olshin and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a director of Salomon Inc, said Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, I have executed this instrument this 27 day of October, 1997.



                                        /s/ Warren E. Buffett
                                        ________________________________
                                        Warren E. Buffett

                               POWER OF ATTORNEY

     WHEREAS, Salomon Inc proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, a Registration Statement to register securities, including, without limitation, debt securities, index warrants, preferred stock, depository shares, junior subordinated debt securities and guarantees of Trust Preferred Securities.

     NOW, THEREFORE, I, in my capacity as a director of Salomon Inc, hereby appoint Dennis Sullivan, Bradley Jay Gans and Arnold S. Olshin and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a director of Salomon Inc, said Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, I have executed this instrument this 27 day of October, 1997.



                                        /s/ Claire M. Fagin
                                        ________________________________
                                        Claire M. Fagin

                               POWER OF ATTORNEY

     WHEREAS, Salomon Inc proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, a Registration Statement to register securities, including, without limitation, debt securities, index warrants, preferred stock, depository shares, junior subordinated debt securities and guarantees of Trust Preferred Securities.

     NOW, THEREFORE, I, in my capacity as a director of Salomon Inc, hereby appoint Dennis Sullivan, Bradley Jay Gans and Arnold S. Olshin and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a director of Salomon Inc, said Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, I have executed this instrument this 27 day of October, 1997.



                                        /s/ Deryck C. Maughan
                                        ________________________________
                                        Deryck C. Maughan

                               POWER OF ATTORNEY

     WHEREAS, Salomon Inc proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, a Registration Statement to register securities, including, without limitation, debt securities, index warrants, preferred stock, depository shares, junior subordinated debt securities and guarantees of Trust Preferred Securities.

     NOW, THEREFORE, I, in my capacity as a director of Salomon Inc, hereby appoint Dennis Sullivan, Bradley Jay Gans and Arnold S. Olshin and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a director of Salomon Inc, said Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, I have executed this instrument this 27 day of October, 1997.



                                        /s/ David O. Maxwell
                                        ________________________________
                                        David O. Maxwell

                               POWER OF ATTORNEY

     WHEREAS, Salomon Inc proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, a Registration Statement to register securities, including, without limitation, debt securities, index warrants, preferred stock, depository shares, junior subordinated debt securities and guarantees of Trust Preferred Securities.

     NOW, THEREFORE, I, in my capacity as a director of Salomon Inc, hereby appoint Dennis Sullivan, Bradley Jay Gans and Arnold S. Olshin and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a director of Salomon Inc, said Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, I have executed this instrument this 27 day of October, 1997.



                                        /s/ Charles T. Munger
                                        ________________________________
                                        Charles T. Munger

                               POWER OF ATTORNEY

     WHEREAS, Salomon Inc proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, a Registration Statement to register securities, including, without limitation, debt securities, index warrants, preferred stock, depository shares, junior subordinated debt securities and guarantees of Trust Preferred Securities.

     NOW, THEREFORE, I, in my capacity as a director of Salomon Inc, hereby appoint Dennis Sullivan, Bradley Jay Gans and Arnold S. Olshin and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a director of Salomon Inc, said Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, I have executed this instrument this 27 day of October, 1997.



                                        /s/ Shigeru Myojin
                                        ________________________________
                                        Shigeru Myojin

                               POWER OF ATTORNEY

     WHEREAS, Salomon Inc proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, a Registration Statement to register securities, including, without limitation, debt securities, index warrants, preferred stock, depository shares, junior subordinated debt securities and guarantees of Trust Preferred Securities.

     NOW, THEREFORE, I, in my capacity as a director of Salomon Inc, hereby appoint Dennis Sullivan, Bradley Jay Gans and Arnold S. Olshin and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a director of Salomon Inc, said Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, I have executed this instrument this 27 day of October, 1997.



                                        /s/ Louis A. Simpson
                                        ________________________________
                                        Louis A. Simpson

                               POWER OF ATTORNEY

     WHEREAS, Salomon Inc proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, a Registration Statement to register securities, including, without limitation, debt securities, index warrants, preferred stock, depository shares, junior subordinated debt securities and guarantees of Trust Preferred Securities.

     NOW, THEREFORE, I, in my capacity as a director of Salomon Inc, hereby appoint Dennis Sullivan, Bradley Jay Gans and Arnold S. Olshin and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a director of Salomon Inc, said Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, I have executed this instrument this 27 day of October, 1997.



                                        /s/ Wesley S. Williams, Jr.

                                        ________________________________
                                        Wesley S. Williams, Jr.

                               POWER OF ATTORNEY

     WHEREAS, Salomon Inc proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, a Registration Statement to register securities, including, without limitation, debt securities, index warrants, preferred stock, depository shares, junior subordinated debt securities and guarantees of Trust Preferred Securities.

     NOW, THEREFORE, I, in my capacity as a director of Salomon Inc, hereby appoint Dennis Sullivan, Bradley Jay Gans and Arnold S. Olshin and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a director of Salomon Inc, said Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, I have executed this instrument this 27 day of October, 1997.




                                        /s/ A. Thomas Young
                                        ________________________________
                                        A. Thomas Young